Filed Pursuant to Rule 497(e)
Registration No.: 333-11283

SUNAMERICA SERIES, INC.

AIG Focused Dividend Strategy II Fund

(the “Fund”)

Supplement dated January 28, 2019 to

the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI:

The following is added after the first sentence of the paragraph under the subsection of the Fund’s Prospectus entitled “Fees and Expenses of the Fund”:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund.

The following is added after the third sentence of the paragraph under the subsection of the Fund’s Prospectus entitled “Fees and Expenses of the Fund – Example”:

You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example.

The following replaces the information in the Class W column under the subsection of the Fund’s Prospectus entitled “Shareholder Account Information – Selecting a Share Class”:

Class W

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Offered through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s principal underwriter, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor.

•	No sales charges.
•	Lower annual expenses than Class A or C shares.

The following replaces the paragraph under the subsection of the Fund’s Prospectus entitled “Shareholder Account Information – Opening an Account, Buying and Selling Shares (Class W)”:

Class W shares of the Fund are offered for sale through (i) advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Fund’s principal underwriter to offer such shares solely when acting as agent for the investor. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs and brokerage platforms. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

The following is added at the end of the paragraph under the subsection of the Fund’s Prospectus entitled “Shareholder Account Information – Transaction Policies – Buy and sell prices”:

An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

The following replaces the fourth paragraph under the section of the Fund’s SAI entitled “Additional Information Regarding Purchase of Shares”:

Shares of each of the Portfolios are sold at the respective NAV next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class C and certain Class A shares). Class W shares are not subject to any sales charges. An investor transacting in Class W shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Portfolio shares.

The following replaces the paragraph under the subsection of the Fund’s SAI entitled “Additional Information Regarding Purchase of Shares – Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares”:

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to the Portfolio. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held through (i) advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Portfolio, and (ii) brokerage platforms of financial intermediaries that have entered into an agreement with the Portfolio’s principal underwriter to offer such shares solely when acting as agent for the investor. Shares are offered at NAV to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor. Please also see “Financial Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP_S5118FD2_012819 SUP_FD2SAI_012819

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